SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 18, 1996


                             THE TJX COMPANIES, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                    1-4908                   04-2207613
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
         of incorporation)                                 Identification No.)


770 Cochituate Road, Framingham, MA                              01701
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (508) 390-2662





                            This is page 1 of 98 pages.
                        Exhibit Index appears on page 5.







ITEM 5.  OTHER EVENTS

         Sale of Chadwick's of Boston business. On October 18, 1996, The TJX Companies, Inc., a Delaware corporation (the "Registrant"), two subsidiaries of the Registrant, and Brylane L.P., a Delaware limited partnership ("Brylane") entered into Asset Purchase Agreements (the "Asset Purchase Agreements") pursuant to which the two subsidiaries will sell to Brylane (the "Asset Sale") at the Closing (as defined in the Asset Purchase Agreements) substantially all of the assets (the "Assets") of the Registrant's Chadwick's of Boston apparel catalog business, excluding the consumer credit card receivables of the Chadwick's business, which will be retained by the Registrant. The purchase price for the Assets is $222,800,000 in cash plus a Convertible Subordinated Note of Brylane (the "Convertible Note") that has a principal amount equal to $20,000,000. The Convertible Note is convertible into 727,273 limited partnership units of Brylane (Partnership Units") (subject to adjustment) at any time at the option of the holder. Brylane will also assume certain liabilities of the Chadwick's business. The cash portion of the purchase price is subject to adjustment following the Closing in accordance with the Asset Purchase Agreements.

         Consummation of the Asset Sale is subject to the satisfaction of certain conditions, and the Asset Purchase Agreements are subject to termination in certain circumstances. The Registrant anticipates that the Asset Sale will be consummated during the Registrant's fourth quarter.

         The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreements, copies of which are attached hereto as Exhibits
2.1 and 2.2, respectively.

         Information Regarding Forward-Looking Statements. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, TJX is filing as an exhibit to this report cautionary statements identifying important factors that could cause TJX's actual results to differ materially from those projected in forward-looking statements that may be made from time to time by, or on behalf of, TJX.

         November 12, 1996 Press Release. On November 12, 1996, the Registrant issued a press release announcing sales and earnings results for the third quarter ended October 26, 1996. The Registrant cautions that any forward-looking statements contained in such press release involve risks and uncertainties and are subject to the factors discussed in the cautionary statements referred to above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         2.1 Asset Purchase Agreement dated as of October 18, 1996 among the Registrant, Chadwick's, Inc. and Brylane, L.P.

         2.2 Asset Purchase Agreement dated as of October 18, 1996 between CDM Corp. and Brylane, L.P.

         99.1     Press Release issued by the Registrant on October 21, 1996.

         99.2     Cautionary   Statement  for  Purposes  of  the  "Safe  Harbor"
                  Provisions of the Private Securities Litigation Reform Act of 1995.

         99.3     Text of Press Release issued by the Registrant on November 12,
                  1996.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE TJX COMPANIES, INC.


                                   By:/s/ Donald G. Campbell
                                      Name:  Donald G. Campbell
                                      Title:  Executive Vice President-Finance


Date:  November 20, 1996



                                  EXHIBIT INDEX


    Exhibit No.                      Description of Exhibits                             Page
      2.1               Asset Purchase Agreement dated as of October 18,                   6
                        1996 among the Registrant, Chadwick's, Inc. and
                        Brylane, L.P.

      2.2               Asset Purchase Agreement dated as of October 18,                  71
                        1996 between CDM Corp. and Brylane, L.P.

     99.1               Press Release issued by the Registrant on                         90
                        October 21, 1996.

     99.2               Cautionary Statement for Purposes of the "Safe Harbor"            92
                        Provisions of the Private Securities Litigation Reform
                        Act of 1995.

     99.3               Text of Press Release issued by the Registrant on                 96
                        November 12, 1996.

